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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DNB Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4 Brandywine Avenue
Downingtown, Pennsylvania 19335-0904
610-269-1040

NOTICE OF ANNUAL MEETING
To Be Held on April 22, 2015

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of the Shareholders of DNB Financial Corporation, will be held on Wednesday, April 22, 2015, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335 for the following purposes:

  (1)
  To elect three Class "B" directors to serve for three years or until their successors have been elected and qualified; and

  (2)
  To approve an advisory (non-binding) "Say On Pay" resolution to approve executive officer compensation; and

  (3)
  To ratify the appointment of BDO USA, LLP as the registered public accounting firm for the fiscal year ending December 31, 2015; and

  (4)
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other business which may come before the meeting.

        Shareholders of record at the close of business on February 27, 2015 are entitled to notice of and to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Corporate Secretary

Downingtown, Pennsylvania
March 20, 2015

        Your vote is very important.    Please complete, sign, date and return the enclosed proxy card and mail it promptly in the enclosed postage-paid return envelope, even if you plan to attend the Annual Meeting. You may also vote by telephone or electronically via the Internet. If you wish to do so, your proxy may be revoked at any time before voting occurs.

DNB FINANCIAL CORPORATION
PROXY STATEMENT
2015 ANNUAL MEETING OF SHAREHOLDERS

        The enclosed proxy is solicited on behalf of the Board of Directors of DNB Financial Corporation, a Pennsylvania corporation, also called DNB, the Company or the Corporation, for use at our 2015 annual meeting to be held on Wednesday, April 22, 2015, and at any adjournment or postponement thereof, referred to in this proxy statement as the annual meeting. The annual meeting will be held on Wednesday, April 22, 2015, 10:00 a.m. prevailing time, at the Downingtown Country Club, located at 85 Country Club Drive, Downingtown, PA 19335.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

        We sent you this proxy statement and the accompanying proxy card because the Board of Directors of DNB Financial Corporation is soliciting your proxy to vote at the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, and return the accompanying proxy card. You may also vote by telephone or electronically via the Internet.

        We mailed this proxy statement, the accompanying proxy card, our 10-K and our Annual Report for the fiscal year ended December 31, 2014, on or about March 20, 2015, to all shareholders of record entitled to vote at the annual meeting.

Who is entitled to vote at the Annual Meeting?

        To be able to vote, you must have been a shareholder on February 27, 2015, the record date on which we determined shareholders entitled to notice of, and to vote at, the annual meeting (the "Record Date").

        Shareholder of Record: Shares Registered in Your Name.    If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the accompanying proxy card or you may also vote by telephone or electronically via the Internet to ensure your vote is counted.

        Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent.    If, at the close of business on the Record Date, your shares were not issued directly in your name, but rather were held in an account at a brokerage firm, bank, or other agent, you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank, or other agent. The broker, bank, or other agent holding your shares in that account is considered to be the shareholder of record for purposes of voting at the annual meeting.

        As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I being asked to vote on?

        The shareholders will be asked to consider and vote upon the following matters at the annual meeting:

  1.
  The election of three Class "B" members of the Board of Directors to serve until our 2018 annual meeting;

  2.
  An advisory (non-binding) "Say On Pay" resolution to approve executive officer compensation;

  3.
  The ratification of the selection by the Audit Committee of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  4.
  Such other business as may properly come before the Annual Meeting and any adjournment thereof.

How many votes do I have?

        Each holder of common stock is entitled to one vote per share held. There is no cumulative voting for the election of the directors. Each share of Common Stock is entitled to cast only 1 vote for each nominee.

For example, if a shareholder owns 10 shares of Common Stock and nominations have been made for three director positions, he or she may cast up to 10 votes for each of the three positions to be elected. As of the Record Date, a total of 2,783,124 shares of common stock were outstanding and therefore 2,783,124 votes may be cast on each matter at the annual meeting.

What is a quorum?

        For a proposal to be considered at the annual meeting, a quorum must be present. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter will constitute a quorum for purposes of considering such matter. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. At the close of business on the Record Date, there were 2,783,124 shares outstanding and entitled to vote.

        Abstentions and "broker non-votes" (that is, shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present.

        Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the meeting. If there is no quorum, the chairperson of the meeting, or a majority of the votes present at the meeting, may adjourn the meeting to another date. A meeting called for the election of directors may be adjourned for periods of not more than 15 days as a majority of shareholders present in person or by proxy may decide. If a meeting to elect directors is adjourned twice, those who attend the second adjourned meeting will be a quorum for the purpose of electing directors, even though they are less than a normal quorum.

        At any adjourned meeting at which a quorum is present in person or by proxy, any business may be transacted which might have been transacted at the original meeting if a quorum had been present.

What vote is required for each item?

  •
  For the election of directors, the candidates receiving the highest number of FOR votes, in person or by proxy, up to the number of directors to be elected, shall be elected.

  •
  To be approved, the advisory (non-binding) "Say On Pay" resolution concerning executive officer compensation must receive a FOR vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

  •
  To be approved, the ratification of the selection of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015 must receive a FOR vote from a majority of the votes cast in person or by proxy by all shareholders entitled to vote on that matter.

How do I vote?

        For the election of directors, you may either vote FOR each of the three nominees or you may WITHHOLD your vote for any nominee you specify. For proposal 2 and proposal 3 to be voted on, you may vote FOR or AGAINST or ABSTAIN from voting. The procedures for voting are as follows.

        Shareholder of Record: Shares Registered in Your Name.    If you are a shareholder of record, you may vote in person at the annual meeting. Alternatively, you may vote by proxy by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

        To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

        To vote by proxy, simply complete, sign, and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct. You may also vote by calling 1-800-652-VOTE (8683) using a touch-tone phone or you may also vote electronically via the Internet by going to www.investorvote.com/DNBF where you can vote after you enter your Control Number which can be found on your proxy card. You can vote by telephone or via the Internet anytime prior to 1:00 a.m. Eastern Time, April 22, 2015. On-line Annual Meeting Materials can be found at http://www.envisionreports.com/DNBF.

        Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent.    If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. Simply complete and mail the voting instruction card to ensure that your vote is counted. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. online program, which provides eligible shareholders the opportunity to vote over the Internet or by telephone (see www.broadridge.com). The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, April 21, 2015.

        If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

        If you are a registered holder, you may also vote your shares in person at the annual meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (for example, your broker) and bring it with you to the annual meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR the election of the three nominees for director in Class "B", FOR the advisory (non-binding) "Say On Pay" resolution concerning the Corporation's executive officer compensation, and FOR the ratification of the selection of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. If any other matter is properly presented at the meeting, then one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

What if I receive more than one proxy card or voting instruction form?

        If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated, and timely returned will be counted in the quorum and voted.

Who will count the votes and how will my vote(s) be counted?

        Votes will be counted by the judge of elections appointed for the annual meeting. The judge of elections will separately count FOR and WITHHOLD for the election of each director. The judge of election will count FOR and AGAINST votes for proposal 2 and proposal 3. The judge of elections will also count any abstentions, and broker non-votes on each matter. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Abstentions and broker non-votes will have no effect on the outcome of the election of a director or any other proposal.

        If your shares are held by your broker, bank, or other agent as your nominee (that is, in "street name"), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank, or other agent to vote your shares. If you do not give instructions, your broker, bank, or other agent may vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the NASDAQ Capital Market, such as the vote for our independent registered public accounting firm.

Can I change my vote after I have voted?

        Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  1.
  You may submit another properly completed proxy with a later date.

  2.
  You may send a written notice that you are revoking your proxy to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335.

  3.
  You may attend the annual meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

        If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by them.

How and when may I submit a shareholder proposal for the 2016 Annual Meeting of Shareholders?

        If you wish to present a proposal for consideration at our 2016 annual meeting and you want the proposal to be included in our proxy statement and form of proxy card for that meeting, you must send written notice of the proposal to our Corporate Secretary so that we receive it at our principal executive offices no later than November 21, 2015, which is the month and day that is 120 calendar days before the one year anniversary of the date that we first sent this proxy statement to shareholders. The proposal must comply with the requirements of SEC Rule 14a-8, and we can exclude a proposal in the types of cases described in Rule 14a-8.

        Whether or not you want us to include a proposal in our proxy statement, our bylaws require that, if you want a proposal to be eligible for consideration at our 2016 annual meeting, you must give written notice of the proposal to our Corporate Secretary no later than January 28, 2016 (ninety days before April 27, 2016, the scheduled date of our 2016 annual meeting), including:

  (a)
  a brief description of the proposal, why you are presenting it and why it should be adopted;

  (b)
  your name and address as they appear on our shareholder records;

  (c)
  the class and number of our shares you own, in your name or beneficially in another name; and

  (d)
  any material interest you have in connection with the proposal or its adoption.

        The chairperson of the meeting may determine whether a proposal was made in accordance with this required procedure. If the chairperson decides that the proposal was not made in accordance with this procedure, the chairperson will state that to the meeting and the defective proposal will be disregarded and laid over for action at the next shareholder meeting that is held at least 30 days after the meeting where the proposal was rejected for this reason.

        If a shareholder proposal is presented to the 2016 annual meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Corporate Secretary at our principal executive offices, prior to the close of business on February 4, 2016, which is the date in 2016 that is the month and day that is 45 days before the one year anniversary of the date that we first sent this proxy statement to shareholders. Pursuant to SEC Rule 14a-4(c) (2), if we receive timely notice of a proposal, our management proxies may still exercise discretion to vote on a matter if permitted by that rule and if we include it in our proxy statement for the meeting, a description of the matter and how the management proxies intend to exercise their discretion to vote on the matter.

How and when may I nominate a director for consideration at the 2016 Annual Meeting of Shareholders?

        If you want to nominate a candidate for election as a director, you must notify our Corporate Secretary in writing no later than January 28, 2016, which is ninety days before April 27, 2016, the scheduled date of our 2016 annual meeting. If you want our Nominating & Corporate Governance Committee to fully consider your nominee and consider whether the Committee should nominate the nominee, you must notify us no later than November 21, 2015. Your notification must contain the following information to the extent you know it:

  (a)
  the proposed nominee's name and address;

  (b)
  the proposed nominee's age;

  (c)
  the proposed nominee's principal occupation;

  (d)
  the number of our shares the proposed nominee owns;

  (e)
  the total number of shares you expect to be voted for the proposed nominee;

  (f)
  your name and residence address; and

  (g)
  the number of our shares you own.

        If a nomination you make is not made according to these procedures, our bylaws require it to be disregarded by the presiding officer of the meeting, and votes cast for the nominee will be disregarded by the judges of election.

How may I communicate with the board of directors?

        The Board of Directors provides a process for shareholders to send communications to the Board. Please address any shareholder proposals or notices of proposals, any nominations for director, and any shareholder communications to our board of directors, in writing to our Corporate Secretary at 4 Brandywine Avenue, Downingtown, Pennsylvania 19335. The Corporate Secretary will relay shareholder communications to board members.

Who will bear the cost of soliciting proxies?

        We will bear the entire cost of the solicitation of proxies for the annual meeting, including the preparation, assembly, printing, and distribution of this proxy statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. We have engaged Georgeson to aid in the solicitation of proxies, for which we will pay a fee of approximately $3,500, plus reimbursement of expenses. The original solicitation of proxies may also be supplemented by solicitation by personal contact, telephone, facsimile, email, or any other means by our directors, officers, or employees, to whom no additional compensation will be paid for any such services.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the annual meeting. The final voting results will be reported on Form 8-K to the Securities and Exchange Commission within four business days of the annual meeting.

What is the recommendation of the board of directors?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

        The board of directors recommends a vote FOR Proposal No. 1, to elect James R. Biery, Thomas A. Fillippo and James J. Koegel as Class "B" directors to serve until the 2018 annual meeting of shareholders or until their successors are duly elected and qualified.

        The board of directors recommends a vote FOR Proposal No. 2, regarding the advisory (non-binding) "Say On Pay" resolution concerning the Corporation's executive officer compensation.

        The board of directors also recommends a vote FOR Proposal No. 3, to ratify our appointment of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015.

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 13, 2015 by:

  •
  each person, group or company that, to our knowledge, beneficially owns more than 5% of the outstanding shares of the common stock; and

  •
  each of our directors and named executive officers; and

  •
  all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner(5)	Total Beneficial Ownership (1,2,3)	Sole Voting and Investment Power (2)	Shared Voting and Investment Power (3)	Percent of Class (4)
James R. Biery	8,726	719	8,007	0.31%
Thomas A. Fillippo	43,222	24,161	19,061	1.43%
Gerard F. Griesser	20,842	20,842	—	0.73%
William J. Hieb	51,446	49,156	2,290	1.70%
Mildred C. Joyner	18,348	18,348	—	0.61%
James J. Koegel	54,444	22,087	32,357	1.80%
Gerald F. Sopp	26,327	26,327	—	0.87%
James H. Thornton	27,823	27,823	—	0.92%
William S. Latoff	257,530	257,530	—	9.01%
DNB First Investment Management & Trust	16,615	7,985	8,630	0.60%
DNB First 401(k) Plan	133,413	133,413	—	4.79%
Directors & Executive Officers as a group (11 Persons)	534,787	473,072	61,715	17.69%
Elizabeth Park Capital Advisors, Ltd.	164,068	164,068	—	5.90%
29525 Chagrin Blvd., Suite 318, Pepper Pike, OH 44122
Wellington Management Co., LLP	224,008	—	224,008	8.05%
280 Congress Street, Boston, MA 02210
(1)
Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. Unless otherwise indicated, each person named in the table has sole voting and investment power.

(2)
Includes shares which may be acquired by exercise of vested options granted under the 1995 Stock Option Plan of DNB Financial Corporation amounting to 3,900 for Mr. Fillippo, 10,200 for Mr. Sopp, 17,200 for Mr. Hieb, 3,900 for Ms. Joyner, 3,900 for Mr. Koegel, 3,900 for Mr. Thornton and 54,099 total shares for all Directors and Executive Officers as a group. The number of shares has been adjusted to reflect 5% stock dividends paid after the options were granted. The amounts in this column includes restricted stock that will vest on December 17, 2018 amounting to 1,800 shares each for Messrs. Hieb and Sopp and 450 shares each for Messrs. Biery, Fillippo, Griesser, Koegel, Thornton and Ms. Joyner. The amounts in this column includes restricted stock that will vest on December 19, 2016 amounting to 1,750 and 1,500 shares for Messrs. Hieb and Sopp, respectively and 500 shares each for Messrs. Fillippo, Griesser, Koegel, Thornton and Ms. Joyner. The amounts in this column includes restricted stock that will vest on December 18, 2017 amounting to 1,800 and 1,700 shares for Messrs. Hieb and Sopp, respectively and 450 shares each for Messrs. Fillippo, Griesser, Koegel, Thornton and Ms. Joyner. The amounts in this column includes restricted stock that will vest on December 12, 2015, December 19, 2015, December 18, 2017 and December 17, 2018 amounting to 15,000 shares, 9,000 shares, 8,200 shares and 12,500 shares, respectively, for Mr. Latoff and 68,350 total shares for all Directors and Executive Officers as a group.

(3)
Mr. Koegel disclaims beneficial ownership of 1,120 shares which are owned by an adult child. Ms. Joyner disclaims beneficial ownership of 2,754 shares owned by her spouse.

(4)
In computing the number of shares beneficially owned by a person listed above and the percentage ownership of such person, shares of common stock underlying options, warrants or restricted stock held by each such person that are exercisable or convertible within 60 days of March 13, 2015 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

(5)
Unless otherwise disclosed, the address for such Beneficial Owner is 4 Brandywine Avenue, Downingtown, PA 19335.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers, and persons who own more than ten percent of any class of the Company's registered securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities Exchange Commission. The Securities Exchange Commission requires officers, directors, and greater- than-ten-percent beneficial owners to furnish us with copies of all Forms 3, 4, and 5 they file. Based solely on a review of Forms 3, 4 and 5 filed during or with respect to 2014, and written representations from the applicable reporting persons, we believe that all of our officers and directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2014, except that on September 24, 2014, a Form 3 was inadvertently filed late for Mr. Liuzzi. In addition, SEC Form 4 was inadvertently filed late on January 6, 2015 for share grants received on December 17, 2014 for Messrs. Biery, Fillippo, Griesser, Hieb, Koegel, Latoff, Liuzzi, Melfi, Moroney, Sopp, Thornton and Ms. Joyner.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of eight members. The directors are divided into three classes, with each class serving on the Board of Directors for a staggered three-year term. Class "B" directors, whose terms expire at the annual meeting, consist of James R. Biery, Thomas A. Fillippo and James J. Koegel. At the annual meeting, three directors will be elected to fill positions in Class "B". Each of the current Class "B" directors is a nominee for election at the annual meeting. The nomination of these directors to stand for election at the annual meeting has been recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors. Each of the nominees for Class "B", if elected, will serve for a three-year term expiring at the 2018 annual meeting, or until his or her successor is elected and qualified.

        Each of the nominees has consented to serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election, or declines to accept election, or is otherwise unavailable for election prior to our annual meeting, proxies solicited by our Board of Directors will be voted by the proxy holders for the election of any other person or persons as the Board of Directors may recommend, or our Board of Directors, at its option, may reduce the number of directors that constitute the entire Board of Directors. The Board of Directors recommends that you vote for the three nominees named below.

        Set forth below is certain information as of March 13, 2015 concerning the nominees for election as director and each other member of the Corporation's Board of Directors. All individuals listed are directors of the Company and DNB First, National Association, the Company's wholly owned bank subsidiary (also called the Bank). None of the following persons is or has at any time in the past five years been, a director or a person nominated or chosen to become a director in any registered investment company or other SEC registrant.

NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2018

        James R. Biery, age 66, has been a Director since January 2014. He currently serves on the Benefits & Compensation, Audit, and Nominating & Corporate Governance Committees. Mr. Biery is the former President and CEO of the Pennsylvania Bankers Association (PBA), a position he held for the last 22 years of his 37-year tenure at the PBA which ended in November 2013. Mr. Biery is Chairman of the Pennsylvania Banking and Securities Commission. Mr. Biery Chaired the Pennsylvania Department of Banking Transition Team under Governor Corbett and currently serves as a Board Member of the Pennsylvania Public School Employees Retirement System. Mr. Biery is past Chairman of the State Association Division of the American Bankers Association, former Board member for Silver Spring Township Authority and the Eagle Foundation of the Cumberland Valley School District. Mr. Biery graduated in 1970 from Lebanon Valley College and received a Masters in Governmental Administration from the Wharton Graduate School at the University of Pennsylvania in 1976. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Biery's qualifications to serve on the Board include his considerable knowledge and executive experience acquired while managing one of the strongest and most respected financial services trade associations which supports its membership through volunteer participation, industry advocacy, education and member services. In addition, Mr. Biery has provided critical advocacy to help shape political, regulatory and economic policy affecting the banking industry. The Committee believes his business acumen acquired during years of service at the PBA, strengthens the Board's collective qualifications, skills and experience.

        Thomas A. Fillippo, age 67, has been a Director since 2006. He currently serves on the Benefits & Compensation, Board Loan, Executive and Nominating & Corporate Governance Committees. Mr. Fillippo has been the President and Chief Executive Officer of Devault Foods since January 1970. He serves on the board of the Paoli Hospital Foundation, serves as Chairman of the West Chester University's Council of Trustees and as a board member of the West Chester University Foundation and Sturzebecker Foundation. Mr. Fillippo is a past Chairman of the Chester County Chamber of Business and Industry, past Chairman of the Chester County Industrial Development Authority, past President of the Great Valley Regional Chamber of Commerce, and past President of the Pennsylvania Meat Packers Association. Mr. Fillippo graduated in 1969 from West Chester University with a degree in Health and Physical Education. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Fillippo's qualifications to serve on the Board includes his considerable knowledge and executive experience acquired while managing the one of the largest privately held companies in Chester County with complex operational and financial requirements. In addition, the Committee believes his business acumen acquired during years of service on numerous non-profit boards, strengthens the Board's collective qualifications, skills and experience.

        James J. Koegel, age 68, has been a Director since 2003. He is currently Chairman of the Nominating & Corporate Governance Committee and serves on the Benefits & Compensation, Executive, Board Loan, and the Audit Committees. Mr. Koegel has been the President of Jones Motor Group, Inc. & Affiliated Companies since May 1996. He has been a board member of the Chester County Industrial Development Authority since 2006, a member of the Board of Trustees of the Episcopal Academy since 1991 and has served as a board member of the of the Chester County Economic Development Council. Mr. Koegel graduated in 1969 from Villanova University with a degree in Economics and Temple University School of Law in 1975. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Koegel's qualifications to serve on the Board include his knowledge of law as well as his considerable knowledge and executive experience acquired while managing the operations of a successful privately held company which operates nationwide, strengthens the Board's collective qualifications, skills and experience.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted "FOR" the election of the nominees named above as directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

 Continuing Directors for Terms Expiring 2016

        Mildred C. Joyner, MSW, LCSW, BCD, age 65, has been a Director since 2004 and currently serves as a member of the Wealth Management, Nominating & Corporate Governance and Audit Committees. Ms. Joyner is the President of MCJ Consultants since January 2011 and is an Emeritus Professor of Social Work from West Chester University of Pennsylvania. While at West Chester University she served as the Director/Chairperson and Professor of Social Work for the Undergraduate Social Work Department from 1995 to 2011. Other positions held at West Chester University were as Director/ Chairperson and Associate Professor of the Undergraduate Social Work Department from 1995 to 1984 as well as Chairperson and Assistant Professor of the Undergraduate Social Work Department from 1984 to 1991. In 2010, Ms. Joyner chaired the fundraising committee for the Frederick Douglass sculpture which is now located on the campus of West Chester University. Ms. Joyner currently serves on the boards of Chester County Food Bank and the Dana Farber SoulMates advisory board in Boston, MA, and is an active member of the National Association of Social Workers. She previously served on the boards of the International Association of Schools of Social Work, the ANSWER Coalition and the Council on Social Work Education (CSWE) as the President and Board Chair from July 2010 to June 2013. Ms. Joyner is a Chair Emeritus of Living Beyond Breast Cancer where she previously served as the Board Chair and as the Chair of Board Governance. In addition, Ms. Joyner served as the President- Elect of CSWE from July

2009 to June 2010 and as Vice-President of CSWE from 2003 to 2009. Ms. Joyner earned her BSW in 1971 from Central State University, Ohio and a MSW in 1974 from Howard University in Washington, DC. As a result of these leadership positions and other professional experiences, the Nominating & Corporate Governance Committee believes that Ms. Joyner's qualifications to serve on the Board include her considerable knowledge and experience acquired while directing a major department at the largest university in Chester County. In addition, the Committee believes that Ms. Joyner's background in community based service provides the Board with a unique perspective and insight regarding the needs of local consumers and strengthens the Board's collective qualifications, skills and experience.

        William S. Latoff, age 66, has been a Director of DNB Financial Corporation since 1998. He is presently Chairman of the Board and assumed the role of Chief Executive Officer in December 2004. He also serves as Chairman of the Board and Chief Executive Officer of DNB First, N.A. Mr. Latoff is a Director and past Chairman of the Chester County Industrial Development Authority and is Chairman of the Chester County Library Trust Board. He is a member of the Chester County Economic Development Council's "VISTA 2025" Executive Alliance. He is a former Board Member of the Chester County Economic Development Council. He is Chairman of the Nominating Advisory Committee of the Federal Reserve Bank of Philadelphia and is a member of the American Bankers Association's Public Affairs Committee. He is a past Chairman of the Pennsylvania Bankers Association's Public Affairs Committee and a former member of the Government Relations Policy Committee. He is a member of the Chester County Chamber of Business and Industry, where he serves on the Nominating Committee. He is also a member of the Pennsylvania Business Council Roundtable. Mr. Latoff recently received the Chester County Historical Society's Founder's Award and the Foundation for Catholic Education Supporting Chester County 2014 Hall of Fame Award. Mr. Latoff previously served on the Board of Directors of Elmwood Federal Savings Bank and Keystone Bank. He is Chairman Emeritus of the Chester County Historical Society. He was formerly a Principal of Bliss & Company, Ltd., Certified Public Accountants and has been a principal in a number of commercial and residential real estate development projects. He is presently Chairman and President of Brandywine Automotive Group which operates Land Rover and Jaguar of West Chester. He is a former owner of Mercedes Benz of West Chester. The Nominating & Corporate Governance Committee believes his considerable knowledge and executive experience in the automotive and real estate industries, combined with his broad experience in finance and accounting as well as his service on two publicly traded bank boards, strengthens the Board's collective qualifications, skills and experience.

Continuing Directors for Terms Expiring 2017

        Gerard F. Griesser, age 65, has been a Director since October 2009. He currently serves on the Board Loan and Wealth Management Committees. He is currently President of Fox & Roach/Trident, a Berkshire Hathaway HomeServices company. From 1985 until the sale to Berkshire Hathaway in July 2013, he was one of three owners of Prudential Fox & Roach Realtors, the Trident Group and ETC, Inc. Mr. Griesser served as the Chairman of the Washington, DC-based Real Estate Settlement Providers Council (RESPRO) from 2003 to 2004 and was on the Board of Directors for Willow Financial Bancorp, Inc. from 2007 to 2009 and Chester Valley Bancorp, Inc. from 1987 to 2007. Mr. Griesser has previously served as the President of Fox Roach Charities, the charitable arm of Fox & Roach/Trident. Mr. Griesser graduated in 1971 from Villanova University with a BA and from Drexel University in 1975 with an MBA. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Griesser's qualifications to serve on the Board includes his considerable knowledge and experience acquired while managing one of the country's largest integrated real estate brokerage company, personal lines insurance agency, title insurance agency and mortgage banking company. In addition, the Committee believes his business acumen acquired during his 14 years of commercial banking experience as well as his service on other publicly traded companies' boards, strengthens the Board's collective qualifications, skills and experience.

        William J. Hieb, age 58, has been a Director of the Corporation since 2005 and a Director of the Bank since 2004. Mr. Hieb has served as President and Chief Risk & Credit Officer of the Corporation and the Bank since April 2011. Prior to that, Mr. Hieb served as President and Chief Operating Officer of the Corporation and the Bank since January 2005. Mr. Hieb is presently Chairman of the Wealth Management Committee and a member of the Board Loan Committee. He was employed at First Union National Bank and predecessor banks from 1978 to 2002, and served as a Senior Vice President of First Union National Bank and as Managing Director of First Union Securities in Philadelphia. Mr. Hieb served as a Board Member of the Chester County Economic Development Council from 2008 to 2013, the Chester County Chamber of Business and Industry Foundation from 2007 to 2011, the Downingtown Area School District Education Foundation since 2009, the Business Leadership Organized for Catholic Schools since 2012, the Pennsylvania Bankers Association from 2009 to 2013 and the Chester County Historical Society since 2010. Mr. Hieb served as Treasurer, Board Member, and a member of the Executive Committee of The Housing Partnership of Chester County from 2005 to 2012. He is a graduate of The Pennsylvania State University with a degree in Finance. He also holds Series 7, 24 and 63 securities licenses. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Hieb's qualifications to serve on the Board include his considerable knowledge and experience acquired during his 37 years in commercial banking involving lending, credit administration and wealth management. In addition, the Committee believes his background supervising DNB's risk management function and operations during the last ten years, strengthens the Board's collective qualifications, skills and experience.

        James H. Thornton, age 70, has been a Director since 1995. He is presently Chairman of the Audit Committee and the Benefits & Compensation Committee and serves on the Executive Committee. Mr. Thornton is the President of Thornton Consulting, a hospital and healthcare consulting firm, which he established in February 2009. From December 2006 to December 2008, Mr. Thornton was the CEO of John Dempsey Hospital of the University of Connecticut Health Center (UCHC) and was the Interim Chief Operating Officer of the Connecticut Children's Medical Center from December 2005 to December 2006. From July 1994 to December 2000, Mr. Thornton was the Chief Executive Officer of Brandywine Health System. He graduated from Villanova University in 1967 with a BS in Economics and Accounting. As a result of these and other professional experiences, the Nominating & Corporate Governance Committee believes that Mr. Thornton's qualifications to serve on the Board include his considerable knowledge and executive experience acquired while managing two regional hospitals with complex operational and financial requirements. In addition, the Committee believes his background in finance and accounting strengthens the Board's collective qualifications, skills and experience.

BOARD GOVERNANCE

Information about our Board of Directors

        During 2014, the Corporation's Board of Directors held 12 meetings and the Bank's Board of Directors held 12 meetings, excluding committee meetings, which are described below. Board and committee meetings of the Corporation and Bank are conducted on a combined basis. Only a single retainer is paid to each Director for their services as directors of both entities. Only a single fee is paid for each board or committee meeting, whether or not the meeting is for the Corporation, the Bank or is conducted on a combined basis. Each of the directors of the Corporation is also a director of the Bank. Each committee described below, unless otherwise noted, is a committee of the Bank and the Corporation.

        Each of the Directors of the Corporation attended at least 75% of the aggregate of (i) the total number of Board meetings held while he or she was a Director and (ii) the total number of meetings held by committees during his or her service on those committees.

Name	Audit	Benefits & Compensation	Board Loan	Nominating & Corporate Governance	Wealth Management
James R. Biery	X	X		X
Thomas A. Fillippo		X	X	X
Gerard F. Griesser			X		X
William J. Hieb			X		X*
Mildred C. Joyner	X			X	X
James J. Koegel	X	X	X	X*
William S. Latoff			X*
James H. Thornton	X*	X*

* Committee Chairperson

The Audit Committee

        The Audit Committee of the Board of Directors oversees our accounting and financial reporting processes and the audits of our financial statements. For this purpose, the Audit Committee performs several functions:

  •
  Approves in advance the engagement of the independent registered public accounting firm for all audit and non-audit services, and approves the fees and other terms of the engagement;

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  Maintains responsibility for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and evaluates the qualifications, performance, and independence of the independent registered public accounting firm;

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  Reviews, with our independent registered public accounting firm, any significant difficulties, disagreements, or restrictions encountered during the course of the audit, and reviews any management letters issued by the independent registered public accounting firm;

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  Reviews the critical accounting policies and all alternative treatments of financial information discussed by the independent registered public accounting firm with management, and reviews with management significant judgments made in the preparation of financial statements;

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  Reviews, with management and our independent registered public accounting firm, our financial reporting processes and internal financial controls;

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  Reviews the annual audited financial statements and recommends to the Board of Directors their inclusion in our annual report;

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  Reviews the quarterly financial statements and earnings press releases;

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  Reviews and approves any related party transactions;

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  Establishes and oversees procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal controls or auditing matters; reviews changes in, or waivers of, our Code of Ethics, and as requested by the Board, reviews and investigates any conduct alleged to be in violation of the Code of Ethics;

  •
  Periodically reviews and discusses with the independent registered public accounting firm the matters required to be discussed by PCAOB AS 16 and any formal written statements received from the independent registered public accounting firm; and

  •
  Overseeing DNB's risk management function.

The Audit Committee held 9 meetings during 2014.

Audit Committee Charter

        The Audit Committee has adopted a charter. A copy of the Audit Committee Charter can be found at http://investors.dnbfirst.com.

        The Board of Directors has determined that, during 2014, Mr. Thornton would qualify as a "financial expert" within the meaning of that term in the SEC regulations dealing with audit committee financial experts. It has also determined that Messrs. Thornton, Biery and Koegel and Ms. Joyner each meet the definition of "independent" within the meaning of that term under the applicable listing standards of the NASDAQ Stock Market.

The Benefits & Compensation Committee

The Benefits & Compensation Committee of the Board of Directors:

  •
  Periodically reviews and advises the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of our compensation programs for executive officers and directors relative to comparable companies in our industry;

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  Reviews and makes recommendations regarding all benefit programs and human resource policies;

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  Reviews the performance of the CEO on an annual basis and sets goals for the coming year;

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  Reviews and approves corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and sets all executive compensation;

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  Makes recommendations to the Board regarding the establishment and terms of incentive compensation plans and equity compensation plans, and administers such plans;

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  Approves grants of options, restricted stock, and other awards to all executive officers and directors;

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  Approves compensation related matters outside the ordinary course to executive officers and directors, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto; and

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  Makes recommendations to the Board regarding director compensation in conjunction with the Nominating & Corporate Governance Committee.

        The Benefits & Compensation Committee held 5 meetings during 2014. The Benefits & Compensation Committee has a charter which can be found on DNB's web site at http://investors.dnbfirst.com. Messrs. Biery, Fillippo, Koegel and Thornton each meet the definition of "independent" within the meaning of that term for compensation committee members under the applicable listing standards of the NASDAQ Stock Market.

        The Benefits & Compensation Committee directly retained an outside consultant, Robert B. Jones, JD, CPA, CEBS, CSCP, CEO of Innovative Compensation and Benefits Concepts, LLC to evaluate our compensation practices and to assist in developing and implementing our executive compensation program and philosophy. Neither the Corporation nor the Bank has, in the last three years, engaged Mr. Jones in any capacity other than to advise the Benefits & Compensation Committee on the amount or form of executive and director compensation. He was retained by the Committee after a determination that he was independent and that no conflicts of interest as described in Section 240.10c-1(b)(4)(i) through (vi) of title 17 of the Code of Federal Regulations exist. Mr. Jones:

  •
  Developed a peer group of financial institutions for comparison. These institutions are in our geographical area and are about the same size as we are;

  •
  Analyzed our financial performance and compensation levels against members of the peer group;

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  Met individually with members of the Benefits & Compensation Committee and senior management to learn about our business operations and strategies, the key measures and target goals we use to evaluate our performance, and the labor and capital markets in which we compete;

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  Helped the Benefits & Compensation Committee establish tally sheets for analyzing total direct compensation company-wide and for each executive; and

  •
  Submitted executive compensation recommendations to the Benefits & Compensation Committee and the board of directors.

        Additionally, DNB retained Peter R. Johnson & Company ("PRJ"), specialists in compensation consulting, for the purpose of conducting a compensation review for all positions within the Bank. Job descriptions were gathered and annual base salary data was provided for DNB. PRJ met with management to understand employee duties, responsibilities and organizational reporting relationships.

        A compensation analysis was completed which included a review of published salary surveys for competitive labor market comparisons. The labor market was defined to include organizations of similar size, geographic region and industry. PRJ tabulated current rates of pay for base salary compensation by averaging all pieces of survey data utilized. Once competitive labor market rates were identified, base salary ranges were developed that reflected the trend of the data. Average rate of pay for each position provided the foundation for the grade midpoint. Salary ranges were set and a compensation analysis was developed to determine the competitive compensation posture of DNB.

        During the last three years, neither the Corporation nor the Bank has engaged PRJ in any capacity other than to advise the committee on the amount or form of executive and employee compensation. PRJ was retained by the Committee after a determination that it was independent and that no conflict of interest (as previously described) existed.

The Board Loan Committee

The Board Loan Committee of the Board of Directors:

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  Periodically reviews asset quality, sales & marketing, policy exception and charge-off reports;

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  Reviews and takes action on proposed and existing loans in excess of the Officers' Credit Committee authority;

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  Ratifies loans approved by officers and the Officers Loan Committee over a specified amount; and

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  Reviews and approves changes to the Credit policy.

The Board Loan Committee held 4 meetings during 2014.

The Wealth Management Committee

The Wealth Management Committee of the Board of Directors:

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  Reviews and approves the recommendations of the Securities & Administrative Review Committee;

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  Reviews and ratifies the actions of management regarding the investment portfolios managed by DNB First Wealth Management;

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  Reviews and recommends policies and procedures for DNB First Wealth Management and ensures compliance with applicable federal and state regulations; and

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  Reviews estate administration.

The Wealth Management Committee held 4 meetings during 2014.

The Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee of the Board of Directors:

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  Evaluates and selects nominees for each election of directors;

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  Determines criteria for selecting new directors, including desired board skills and attributes, and identifies and actively seeks individuals qualified to become directors;

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  Considers any nominations of director candidates validly made by shareholders;

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  Reviews and makes recommendations to the Board of Directors concerning qualifications, appointment, and removal of committee members;

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  Reviews the Code of Ethics & Whistle Blower policy from time to time and recommends such changes to the Code as the Committee shall deem appropriate;

  •
  Reviews our compliance with corporate governance listing requirements established by NASDAQ;

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  Assists the Board in developing criteria for the evaluation of Board and committee performance; and

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  Assists the Board in the orientation of new directors and in the development of corporate governance related to continuing education for all Board members.

The Nominating & Corporate Governance Committee held 1 meeting during 2014.

        The Board of Directors has determined that each of the members of the Nominating & Corporate Governance Committee is "independent" within the meaning of that term under the applicable listing standards of the NASDAQ Stock Market.

Director Independence

        In determining that Messrs. Biery, Fillippo, Griesser, Koegel and Thornton and Ms. Joyner are independent in accordance with the listing standards of the NASDAQ Stock Market, the board of Directors considered routine banking transactions between the Bank or its affiliates and each of the directors, their family members and businesses with whom they are associated, such as loans, deposit accounts, wealth management and fiduciary accounts, routine purchases of insurance or securities brokerage products, any overdrafts that may have occurred on deposit accounts, any contributions the Corporation made to non-profit organizations with whom any of the directors are associated, any transactions that are discussed under "Certain Transactions of Management and Others with the Corporation and its Subsidiaries" beginning on page 36 of this Proxy Statement, and the following transactions, relationships and arrangements: Director participation in the Stock Option Plan and Director participation in the Incentive Equity and Deferred Compensation Plan.

Shareholder Director Nominations

        Our bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company's annual meeting. The Nominating & Corporate Governance Committee does have a charter which includes information regarding director nominations and communications by shareholders with directors, including the process for evaluating director nominees proposed by shareholders. The Nominating & Corporate Governance Committee Charter can be found at http://investors.dnbfirst.com.

        The Nominating & Corporate Governance Committee will evaluate any recommendation for director nominee validly proposed by a shareholder. In order to be evaluated in connection with the Nominating & Corporate Governance Committee's established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a shareholder must be sent in writing to the Corporate Secretary, 4 Brandywine Avenue, Downingtown, Pennsylvania, 120 days prior to the anniversary of the date proxy statements were mailed to shareholders in connection with the prior year's annual meeting and must contain the information required by our bylaws, as well as the following information:

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  The candidate's name, age, contact information, and present principal occupation or employment;

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  A written consent of the recommended individual stating that the individual consents to be nominated for the position of director of the Company and that the individual will submit to the Company all information that the Nominating & Corporate Governance Committee requests in connection with its consideration of the nomination or as the Company may otherwise request in order for it to fulfill its disclosure and legal obligations in connection with the nomination and service of such individual as director; and

  •
  A description of the candidate's qualifications, skills, background, and business experience during, at a minimum, the last five years, including his or her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

        In order for the recommendation to be acted upon in a timely fashion to permit nomination, if appropriate, at any annual meeting of the shareholders of the Corporation, these materials must be received by the Corporate Secretary, in proper form, completed and signed, at the address set forth on the first page of this Proxy Statement, not later than the deadline for submission of shareholder proposals for inclusion in the Corporation's proxy materials identified in the section of this Proxy Statement titled, "How and when may I submit a shareholder proposal for the 2016 Annual Meeting of Shareholders?" on page 5.

Process for Considering and Evaluating Board Nominees

        In evaluating director nominees, the Nominating & Corporate Governance Committee considers the following factors:

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  The appropriate size of our Board of Directors and its Committees;

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  Whether the potential nominee has experience and expertise that is relevant to the Company's business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;

  •
  The skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

  •
  Whether the potential nominee is independent, as defined by NASDAQ listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its shareholders, and whether he or she is willing and able to represent the interests of all shareholders of the Company;

  •
  Whether the potential nominee is highly accomplished in his or her respective field;

  •
  Whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race and competencies;

  •
  Whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;

  •
  Whether the potential nominee can work collegially with others; and

  •
  Any factor which would prohibit the potential nominee from devoting sufficient time to DNB's business.

        Other than the items listed above, there are no stated minimum criteria for director nominees, and the Nominating & Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and the interests of our shareholders. The Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert," that a majority of the members of the Board meet the definition of "independent director" under NASDAQ rules, and that one or more key members of management participate as members of the Board.

        The Nominating & Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. With respect to an incumbent director whom the Committee is considering as a potential nominee for re-election, the Company's Nominating & Corporate Governance Committee reviews and considers the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. If any member of the Board does not wish to continue in service or if the Nominating & Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating & Corporate Governance Committee identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals that meet the criteria. The Committee has not historically engaged third parties to identify, evaluate, or assist in identifying potential nominees, but relies on community and business contacts it has established through its directors, officers and professional advisors to help it identify potential director candidates when a specific need is identified.

        While we have no formal policy with respect to diversity on the Board, our Nominating & Corporate Governance Committee charter does require diversity to be taken into account. The Committee seeks to achieve a total mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race and competencies.

Board Leadership Structure

        The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

        At present, the Company's Chief Executive Officer, William Latoff, serves as the Chairman of the Board. The Board of Directors believes that Mr. Latoff's service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its shareholders. Mr. Latoff possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company's ability to communicate its message and strategy clearly and consistently to DNB's shareholders, employees and customers.

        Each of the directors other than Mr. Latoff and Mr. Hieb, DNB's President, is independent and the Board believes that the independent directors provide effective oversight of management. In addition to feedback provided during the course of Board meetings, the independent directors have executive sessions when appropriate.

Risk Oversight

        Under DNB's Corporate Governance Guidelines, the Board is charged with providing oversight of DNB's risk management processes. In accordance with NASDAQ requirements, the Audit Committee is primarily responsible for overseeing the risk management function at DNB on behalf of the Board. In carrying out its responsibilities, the Audit Committee works closely with DNB's Chief Risk & Credit Officer and other members of DNB's management team. The Audit Committee meets at least quarterly with the Chief Risk & Credit Officer and other members of management to review the processes in place to monitor and control such exposures. The Audit Committee also receives updates between meetings from the Chief Risk & Credit Officer, the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters. In addition, at least annually, the Chief Risk & Credit Officer and members of management make a presentation on risk management to the full Board.

        In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Benefits & Compensation Committee considers the risks that may be implicated by our executive compensation programs and the Wealth Management Committee reviews risks associated with the operations of a Wealth Management Department.

Director Attendance at Annual Meetings

        We make every effort to schedule our annual meeting at a time and date to maximize attendance by directors taking into account the directors' schedules. We believe that annual meetings provide an opportunity for shareholders to communicate with directors and have requested that all directors make every effort to attend the Company's annual meeting. Historically, more than a majority of the directors have done so; for example, in 2014, all of the Company's then directors attended the 2014 Annual Meeting.

Executive Officers Who Are Not Directors

        The following sets forth information with respect to executive officers of the Corporation and the Bank who do not serve on the Corporation's Board of Directors. Each serves at the pleasure of the Board of Directors. There are no arrangements or understanding between the Corporation or the Bank and any person pursuant to which any such officers were selected.

        Vince Liuzzi, age 48, joined the Bank in February 2014 and currently serves as Executive Vice President, Chief Banking Officer of the Corporation and the Bank. Mr. Liuzzi is directly responsible for leading DNB's retail, consumer and mortgage lending, operations, and marketing lines of business. Prior to joining DNB, he served as Executive Vice President, Region President for Wells Fargo & Company's 165-branch community banking network in greater Philadelphia and Delaware, overseeing sales, service, public and community relations, consumer activities, small business services and wealth management.

        Albert J. Melfi, age 62, joined the Bank in November 2006 and currently serves as Executive Vice President and Chief Lending Officer of the Corporation and the Bank. Prior to joining DNB, Mr. Melfi had been employed as a Regional Vice President with Commerce Bank, PA, N.A. In that position, he had dual responsibilities, including managing the lending function for the bank in Delaware County, Pennsylvania, and overseeing a retail branch region consisting of 12 branches.

        Gerald F. Sopp, age 58, joined the Bank in January 2007 and currently serves as Executive Vice President, Chief Financial Officer and Corporate Secretary of the Corporation and the Bank. Mr. Sopp is directly responsible for asset/liability management, strategic planning, cash management, human resources, facilities and Sarbanes-Oxley compliance. During the six years prior to joining DNB, Mr. Sopp was employed as Vice President and Controller of Wilmington Trust Corporation, Delaware from 2000 to 2006.

PROPOSAL 2—NON-BINDING SAY ON PAY RESOLUTION TO APPROVE THE COMPENSATION
OF THE SENIOR EXECUTIVE OFFICERS

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), DNB is providing its shareholders with the opportunity to vote on an advisory (non-binding) resolution at this year's Annual Meeting to approve DNB's named executive officer compensation as described in the MANAGEMENT COMPENSATION section of this proxy statement. This proposal, commonly known as a "Say On Pay" proposal, gives shareholders the opportunity to endorse or not endorse DNB's executive officer pay program. The Board therefore recommends that shareholders approve, in an advisory vote, the following resolution:

  "RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this Proxy Statement, is hereby approved."

        Because your vote is advisory, it will not be binding upon the board of directors. However, the board of directors and the Benefits & Compensation Committee will take into account the outcome of the vote when considering DNB's future executive officer compensation decisions.

        The board of directors believes that it and the Benefits & Compensation Committee have developed a reasonable philosophy, and appropriate policies and procedures, for evaluating executive performance and making decisions about executive compensation. They have done this in consultation with professional compensation and benefits consultants and have attempted to provide appropriate incentives to DNB's executive officers to maximize shareholder value while, at the same time, discourage inappropriate or excessive risk-taking. For these reasons, the board of directors believes that the adoption of the advisory (non-binding) resolution is in the best interests of DNB and its shareholders and other constituencies.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted "FOR" Proposal 2 to adopt the advisory (non-binding) resolution approving DNB's compensation of its executives for 2014, as disclosed in DNB's Proxy Statement for its 2015 annual shareholder meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY (NON-BINDING) RESOLUTION CONCERNING THE CORPORATION'S EXECUTIVE OFFICER COMPENSATION.

 MANAGEMENT COMPENSATION

OVERVIEW

  Our Basic Compensation Philosophy

        Our overall philosophy is to provide competitive and reasonable compensation to all executive officers. The Benefits & Compensation Committee ("Committee") believes that the overall enhancement of our performance, and in turn shareholder value, depends on the establishment of a close relationship between the financial interests of shareholders and those of our executive officers. In addition to this desired pay-for-performance relationship, the Committee also believes that we must maintain a competitive compensation package that will attract, retain, and motivate executive officers who are capable of making significant contributions towards our success. The Committee strives to determine management compensation by a performance-based framework. We believe this enhances shareholder value by integrating our overall financial condition and operating results with individual performance.

  The Role of Our Benefits & Compensation Committee

        Our Benefits & Compensation Committee has four members and meets periodically during the course of the year. The Committee establishes and reviews compensation and benefit programs for executive officers. The Committee strives to use programs that attract, retain, motivate and appropriately reward individuals who are responsible for our short and long-term profitability and growth and for helping us provide shareholders with an investment return. The Committee conducts regular comprehensive reviews of our compensation program. It establishes and reviews the annual compensation of our executive officers. The Committee also takes action, or recommends that the Board take action, regarding the adoption, amendment or administration of executive compensation, incentive and benefit plans.

  How the Committee Puts Our Philosophy Into Action

        The Committee's specific objectives are to:

  •
  Provide compensation that takes into account our performance relative to our financial goals and objectives;

  •
  Provide compensation that takes into account the executive's performance against assigned individual goals;

  •
  Align management's financial interests with those of shareholders. One way we do this is by providing equity-based long-term incentives; and

  •
  Offer each executive a total compensation program based on the executive's level of responsibility, the executive's skills and experience relative to our other executives and similar executives of peer group financial institutions.

        In working toward these objectives, the Committee strives to tie a substantial portion of an executive's overall compensation to our financial performance including earnings per share, total shareholder return, revenues, revenue growth, return on equity, return on assets, stock price and other financial measures. The Committee attempts to establish company-wide management compensation at or near the median competitive levels of comparable public banking organizations, particularly those in Southeastern Pennsylvania and specifically in the Delaware Valley area. The Committee also attempts to provide compensation higher than the median level for demonstrated superior performance.

        The Compensation Committee relies heavily on performance-based pay and incentive-based programs. In addition, our programs are designed to encourage share ownership and help to more fully align the interests of our executive talent with the interests of shareholders for the long-term improvement of the DNB's results.

  Our Compensation Practices

        We believe it is appropriate for our executives to focus certain of their efforts on near-term goals that have importance to DNB; however, we also acknowledge that near-term focus should not be to the detriment of a focus on the long-term health and success of DNB. In practice, providing base salary to any employee provides the most immediate reward for job performance. The Committee engages in an annual process to set base salary. We believe our process for establishing base salary is relatively free from risk to DNB, as we do not typically make significant adjustments to base salary based on a single year's performance.

        The Committee believes it is appropriate to reward our executives for achieving our near-term goals, when such goals correspond to the overall company or department goals and direction set by our board of directors. To reward the executives for such achievements, DNB has an Annual Incentive Plan that provides annual bonuses to our executives and other employees to support and promote the pursuit of our organizational objectives and financial goals. This practice permits senior executives, as well as other deserving employees, to receive more compensation if we and the individual meet certain pre-established financial and non-financial performance goals for the year. The performance goals for executives are consistent with our Strategic Plan and Annual Budget and our performance in relation to those plans. We pay bonuses, subject to the discretion of the Committee, to executives and other officers for achieving our annual financial goals at corporate and business unit levels and for achieving measurable individual annual performance objectives. Annual incentive awards for other employees are primarily based on personal goals.

        The Committee limits the maximum amount that may be earned so that senior executive officers do not feel the need to strive for attainment of unreasonable or unrealistic levels of performance. In this way, we believe the design of the Annual Incentive Plan does not encourage our executives to take unnecessary or excessive risks that could harm the value of DNB.

        The other incentive compensation elements offered to our senior executive officers are intended to reward performance over the long-term or are intended to focus our senior executive officers' attention on the long-term performance of DNB. We feel there is little, if any, risk associated with our 401(k) Retirement Savings & Profit Sharing Plan or Pension Plan as they are subject to and maintained in accordance with the mandates of the Internal Revenue Code of 1986, as amended and the Employee Retirement Income Security Act. We believe that a significant portion of executive compensation should be based on value created for our shareholders. This feature of our senior executive officers' compensation package consists of a broad range of equity alternatives as provided for in our Incentive Equity and Deferred Compensation Plan, including but not limited to stock options, stock appreciation rights, performance shares, performance units, and restricted stock awards. We believe that long-term performance is achieved through an ownership culture that encourages long-term performance by our senior executive officers through the use of stock-based awards.

        In addition, the Committee believes the Deferred Compensation Plan for Officers and Executives, and the Supplemental Executive Retirement Plan for DNB's Chief Executive Officer encourage our executives to consider the long-term health of the company because, pursuant to the rules under the Internal Revenue Code and applicable guidance, those arrangements must be unfunded, unsecured promises to pay a benefit in the future. In the case of insolvency of the Company, the executives participating in those arrangements would be treated as general unsecured creditors of DNB, thus encouraging the executives to ensure a healthy organization remains after their tenure concluded.

  2014 Compensation Plan Risk Review

        In December 2014, the Committee conducted a risk assessment related to senior executive officer compensation, and received reports from DNB's Chief Risk & Credit Officer, William J. Hieb, on the risk levels present in executive and employee compensation plans. The report included a review of whether senior executive officers compensation plans encourage behavior focused on short term results rather than long-term value creation, the risks posed by employee compensation plans and how these risks were limited. In the course of conducting the risk assessment, the Committee considered the overall business and risk environment confronting DNB and how the SEO compensation plans and employee compensation plans serve to motivate employee behavior when operating within that environment. The Committee concluded that (i) the senior executive officers compensation plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the long-term value of DNB, and (ii) the employee compensation plans do not encourage the manipulation of DNB's reported earnings in such a way as to enhance the compensation of an employee.

        Further, we believe that DNB has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

 EXECUTIVE COMPENSATION—SUMMARY COMPENSATION TABLE

        The following table sets forth information for each of the named executive officers for the fiscal years ended December 31, 2014 and 2013: (1) the dollar value of base salary and bonus earned; (2) stock awards and options; (3) the change in pension value and non-qualified deferred compensation earnings; (4) all other compensation; and, finally, (5) the dollar value of total compensation.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (3)	Option awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (5)	Total ($) (1)
William S. Latoff	2014	390,000	100,000	129,961	—	75,557	17,011	712,529
Chairman & CEO	2013	390,000	83,000	97,147	—	71,079	16,861	658,087
William J. Hieb	2014	225,000	22,000	16,395	10,092	—	19,314	292,801
President and Chief	2013	225,000	20,000	7,153	13,916	—	18,170	284,239
Risk & Credit Officer
Gerald F. Sopp	2014	195,000	22,000	14,912	6,315	—	15,423	253,650
EVP, Chief Financial	2013	190,000	20,000	6,162	8,451	—	15,213	239,826
Officer & Corporate Secretary
(1)
The column disclosing Non-Qualified Deferred Compensation Earnings has been omitted from the table because no officer earned any compensation during 2014 or 2013 of a type required to be disclosed in this column.

(2)
For Mr. Latoff, the compensation accrued to Mr. Latoff's benefit during 2014 and 2013 was accrued under a Supplemental Executive Retirement Plan dated December 20, 2006, as amended March 20, 2007 and December 8, 2008. For a summary of the terms of the plan, see "Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer" at page 27 of this Proxy.

(3)
The restricted shares reported in the column titled "Stock awards" were granted under the Incentive Equity and Deferred Compensation Plan as more fully described on page 32 of this Proxy and Note 13 of DNB's Form 10-K filed for the period ending December 31, 2014. The amount reported in this column reflects the dollar amount recognized for financial statement reporting purposes for each fiscal year indicated in accordance with FASB ASC Topic 718. For Mr. Latoff, awards of 8,200 shares (2013) and 12,500 shares (2014) are being amortized to expense over four-year cliff-vesting periods. For Mr. Hieb, awards of 1,800 shares (2013) and 1,800 shares (2014) are being amortized to expense over four-year cliff-vesting periods. For Mr. Sopp, awards of 1,700 shares (2013) and 1,800 shares (2014) are being amortized to expense over four-year cliff-vesting periods.

(4)
The stock options reported in the column titled "Option Awards" were granted under the Stock Option Plan as more fully described on page 31 of this Proxy and Note 13 of DNB's Form 10-K filed for the period ending December 31, 2014. The amount reported in this column reflects the dollar amount recognized for financial statement reporting purposes for each fiscal year indicated in accordance with FASB ASC Topic 718. Awards are amortized to expense over the vesting period.

(5)
The amount shown in this column for the named executive officers includes our qualified non-elective contribution under our 401(k) Plan and our contributions to life, health and disability insurance benefits. See the section titled "401(k) Retirement Savings and Profit Sharing Plan" beginning at page 35 for additional information. The insurance premiums paid on the executives' behalf during 2014 under the Bank's Insurance plans are available to all employees.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—OFFICERS

        The following table sets forth information on outstanding options and stock awards held by the named executive officers at December 31, 2014, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards (1) (2)				Stock awards (1) (3)
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
William S. Latoff	—		—	—	44,700	965,520
Chairman & CEO
William J. Hieb	8,600		6.93	04/23/2017	5,350	115,560
President and Chief	8,600		10.31	12/12/2018
Risk & Credit Officer
Gerald F. Sopp	4,700		6.93	04/23/2017	5,000	108,000
EVP, Chief	5,500		10.31	12/12/2018
Financial Officer & Corporate Secretary
(1)
The columns disclosing "Equity incentive plan awards: number of securities underlying unexercised unearned options," "Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested" and "Equity incentive plan awards—market or payout value of unearned shares, units, or other rights that have not vested" have been omitted from the table because no awards were outstanding at December 31, 2014 of a type required to be disclosed in those columns.

(2)
The stock options reported in the column titled "Number of Securities Underlying Unexercised Options Exercisable" were granted under the Stock Option Plan as more fully described on page 31 of this Proxy and Note 13 of DNB's Form 10-K filed for the period ending December 31, 2014. Stock options granted under the plan were recorded at the date of award based on the aggregate grant date fair value of the option awards. Awards are being amortized to expense over the four-year cliff-vesting period. DNB records compensation expense equal to the value of the shares being amortized.

(3)
Stock awards were granted under our Incentive Equity and Deferred Compensation Plan and the accompanying Deferred Compensation Plan for officers. Market value of shares is based on a $21.60 closing price as of December 31, 2014. For a summary of the terms of these plans, see the description on page 33 of this Proxy.

Officer Employment Agreements

        Except as described in this Proxy Statement, none of the named executive officers of the Corporation has an employment agreement with the Corporation.

Officer Change of Control Agreements

        The Corporation and the Bank (the Corporation and the Bank are sometimes referred to in this section as the "Company") entered into Change of Control Agreements (individually referred to as an "Agreement" or collectively referred to as the "Agreements") with Mr. Hieb on April 28, 2003 and with Mr. Latoff on December 17, 2004 in order to provide the executive officers with severance payments as additional incentive to induce the executive officers to devote their time and attention to the interest and affairs of the Company. These Change of Control Agreements were amended and restated on December 20, 2006. The Company entered into a Change of Control Agreement similar to these amended and restated Change of Control Agreements with Mr. Sopp on March 28, 2007, as further amended December 19, 2012.

        As amended and restated, the change in control agreement with each executive officer obligates the Company to pay the executive officer, upon a termination of his employment with the Company after a "change in control" (as defined in the agreement), either by the Company other than for "cause" (as defined in the agreement), or by him for "good reason" (as defined in the agreement), "Base Severance" in an amount equal to a designated multiple of his "Total Annual Cash Compensation." For Mr. Latoff, the multiple is 2.99. For Mr. Hieb, the multiple is 2.00. For Mr. Sopp, the multiple is 1.5. These payments and the value of these benefits, including payments under all other plans which the executives participate in, would be estimated to total $880,958 for Mr. Hieb, $5,916,338 for Mr. Latoff (under the provisions of his change in control agreement SERP as in force on December 31, 2014), and $596,592 for Mr. Sopp applying the assumptions that the triggering event took place on December 31, 2014.

        The agreement defines an executive officer's "Total Annual Cash Compensation" as the sum of two elements:

  (I)
  The aggregate amount of (i) salary, (ii) the Company's cash contribution toward the cost of medical, life, disability and health insurance benefits, and (iii) employer contributions (whether or not matching) under the Company's qualified defined contribution retirement plans, that was payable to or for the benefit of the executive officer at any time during a designated period ended prior to the time the executive officer becomes entitled to severance payments (the "Base Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Sopp, this period is the most recent full fiscal year.

  (II)
  The aggregate cash bonuses that have been earned by the executive officer for performance by the executive officer during a designated period ended prior to the time the executive officer becomes entitled to severance payments, but any bonus shall only be included to the extent it has been finally approved and fixed as to amount at the time the executive officer becomes entitled to severance payments (the "Bonus Element"). For Mr. Latoff, this figure is averaged and the period over which the average is determined is the three most recent fiscal years. For Mr. Hieb, this figure is averaged and the period over which the average is determined is the two most recent fiscal years. For Mr. Sopp, this period is the most recent full fiscal year.

        The severance payment is to be made in a lump sum within 1 calendar week following the date of termination, subject to withholding by the Corporation as required by applicable law and regulations. For each of the executive officers other than Mr. Latoff, if the severance payment or payments under the agreement, either alone or together with other payments which the executive officer has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment is to be reduced to the largest amount as will result in no portion of the lump sum severance payment under the agreement being subject to the excise tax imposed by Section 4999 of the Code. For Mr. Latoff, if, as a result of payments provided for under the agreement, together with all other payments in the nature of compensation provided to or for the benefit of Mr. Latoff under any other plans or agreements in connection with a Change in Control, Mr. Latoff becomes subject to excise taxes under Section 4999 of the Code, then, in addition to any other benefits provided under or pursuant to the agreement or otherwise, the Company will be obligated to pay to Mr. Latoff at the time any such payments are made under or pursuant to his change of control agreement or other plans or agreements, an amount equal to the amount of such excise taxes (this is referred to in the Agreement as the "Parachute Tax Reimbursement"). In addition, the Company is obligated to "gross up" any Parachute Tax Reimbursement by paying to Mr. Latoff at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that are or will be payable by Mr. Latoff as a result of the Parachute Tax Reimbursement being paid or payable to Mr. Latoff and as a result of such additional amounts paid or payable to Mr. Latoff for the Parachute Tax Reimbursement or its gross- up, such that after payment of such additional taxes Mr. Latoff shall have been paid on a net, after-tax basis an amount equal to the Parachute Tax Reimbursement. These tax-related amounts are to be computed assuming that Mr. Latoff is subject to each tax at the highest marginal rate. If more than one agreement or plan provides for a Parachute Tax Reimbursement and a gross-up for Mr. Latoff, he is to receive only one Parachute Tax Reimbursement.

        Each agreement also provides for payment of the executive officer's health insurance, HMO or other similar medical provider benefits (excluding any disability plans or benefits) for a designated period after termination of employment. For Mr. Latoff, this period is 18 months. For the other executive officers, it is 12 months.

        The change of control agreements define a "change in control" as any one or more of the following: (1) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")(or any successor provision) as it may be amended from time to time; (2) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's then outstanding securities; (3) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or (4) the signing of a letter of intent or a formal acquisition or merger agreement between the Company and a third party which contemplates a transaction which would result in a "change of control" of the type described in clauses (1), (2) or (3) of this sentence, but only if the letter of intent or agreement, or the transaction contemplated thereby, has not been canceled or terminated at the time employment terminates.

        The change of control agreements define termination for "cause" as termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of the Company's affairs pursuant to a notice or other action by any Regulatory Agency, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of Directors of the Company will probably cause substantial economic damages to the Company, willful or intentional breach or neglect by the executive officer of his duties, or material breach of any material provision of this Agreement. For purposes of this paragraph, no act, or failure to act on the executive officer's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by the executive officer in reliance upon an approving opinion of counsel to the Company or counsel to the executive officer shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of the executive officer and the standards prevailing in the banking industry.

        An executive officer shall be deemed to have "good reason" for terminating his employment under his change of control agreement if he terminates such employment within two (2) years after the occurrence of any one or more of the following events without his express written consent, but only if the event occurs within two (2) years after a "change in control" (as defined in the agreement): (i) the assignment to the executive officer of any duties inconsistent with the executive officer's positions, duties, responsibilities, titles or offices with the Company as in effect immediately prior to a change in control of the Company,

(ii) any removal of the executive officer from, or any failure to re-elect the executive officer to, any of such positions, except in connection with a termination or suspension of employment for cause, disability, death or retirement, (iii) a reduction by the Company in the executive officer's base annual salary, bonus and/or benefits as in effect immediately prior to a change in control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in the executive officer's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of the Company having the title of senior vice president or above, or (iv) any purported termination of the executive officer's employment with the Company when "cause" (as defined in this Agreement) for such termination does not exist, or (v) a relocation of the executive officer's workplace outside of Chester County, Pennsylvania.

Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer

        On December 20, 2006, the Board of Directors of the Corporation approved, and effective April 1, 2007 and December 8, 2008 modified, a Supplemental Executive Retirement Plan (also known as a SERP) for its Chairman and Chief Executive Officer, William S. Latoff. The purpose of the SERP is to provide Mr. Latoff a pension supplement beginning at age 70 for 15 years in approximately equal amounts each year and to compensate him for the loss of retirement plan funding opportunities from his other business interests because of his commitments to DNB as Chairman and CEO. Mr. Latoff was age 55 when DNB hired him as Chairman and CEO. Pursuant to the SERP, DNB makes annual allocations of $70,000 prior to December 31 each year, commencing in 2006, until 2018, the year in which Mr. Latoff turns age 70, for a total of 13 installments. The SERP provides that the adoption of the plan shall not constitute an employment contract between DNB and Mr. Latoff.

        Pursuant to the SERP, DNB is obligated to pay future benefits to Mr. Latoff calculated by applying a designated rate of return to the periodic allocations under the SERP. The rate of return is to be fixed each year on January 1 at the commercial bank "prime rate" then most recently published by the Wall Street Journal, but in any event the rate of return will not be less than 8.00% percent per annum nor more than 9.50% per annum. The rate of return as so established on each January 1 will remain fixed through the entire year, but may change again on the following January 1. The SERP account will be credited monthly with earnings or losses on the balance of the SERP account since the preceding month in accordance with these requirements.

        At any point in time, Mr. Latoff's accrued benefit under the SERP will be his vested interest in the balance of the SERP account. Initially, Mr. Latoff's accrued benefit was equal to 40% of the SERP account balance. As of December 31, 2013, Mr. Latoff was 100% vested under the SERP. The SERP provides that he will become 100% vested in the SERP account if his employment with DNB or the Bank is terminated for reasons other than "Cause" (as defined in the SERP), or if he terminates his employment for "Good Reason" (as defined in the SERP) following a "Change in Control" (as defined in the SERP). He will also become 100% vested in the SERP account if he terminates his employment for Good Reason following the signing of a letter of intent or a formal acquisition or merger agreement between DNB or the Bank, of the one part, and a third party which contemplates a transaction that would result in a Change in Control, but only if the letter of intent or agreement, or the transaction it contemplates, has not been canceled or terminated at the time of his termination for Good Reason. If Mr. Latoff's employment is terminated for Cause before payments begin, he will forfeit his entire benefit and no payments will be made to him or his beneficiary. If his employment is terminated for Cause after payments begin, no further payments will be made to him or his beneficiary.

        The SERP defines "Cause" as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, suspension or removal from office or prohibition from participation in the conduct of DNB's or Bank's affairs pursuant to a notice or other action by any regulatory agency having jurisdiction over DNB or the Bank, or willful violation of any law, rule or regulation or final cease-and-desist order which in the reasonable judgment of the Board of

Directors will probably cause substantial economic damages to DNB, willful or intentional breach or neglect by Mr. Latoff of his duties, or material breach of any material provision of any agreement between DNB or the Bank and Mr. Latoff pertaining to his employment. For purposes of this definition of "Cause," no act, or failure to act on Mr. Latoff's part shall be considered "willful" unless done, or omitted to be done, by him without good faith and without reasonable belief that this action or omission was in the best interest of Company; provided that any act or omission to act by Mr. Latoff in reliance upon an approving opinion of counsel to DNB or counsel to Mr. Latoff shall not be deemed to be willful. The terms "incompetence" and "misconduct" shall be defined with reference to standards generally prevailing in the banking industry. In determining incompetence and misconduct, Company shall have the burden of proof with regard to the acts or omission of Mr. Latoff and the standards prevailing in the banking industry.

        The SERP defines "Good Reason" as (a) the assignment to Mr. Latoff of any duties inconsistent with Mr. Latoff's positions, duties, responsibilities, titles or offices with DNB or the Bank as in effect immediately prior to a Change in Control, (b) any removal of Mr. Latoff from, or any failure to re-elect Mr. Latoff to, any of such positions, except in connection with a termination or suspension of employment for Cause, disability, death or retirement, (c) a reduction by DNB or the Bank in Mr. Latoff's base annual salary, bonus and/or benefits as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter, or the failure to grant periodic increases in Mr. Latoff's base annual salary on a basis at least substantially comparable to the lowest periodic increase granted to other officers of DNB having the title of executive vice president or above, (d) any purported termination of Mr. Latoff's employment with DNB or the Bank when Cause does not exist, or (e) a relocation of Mr. Latoff's workplace outside of Chester County.

        The SERP defines "Change in Control" as any one or more of the following three events with respect to DNB or the Bank:

  (1)
  a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") (or any successor provision) as it may be amended from time to time.

  (2)
  any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act in effect on the date first written above), other than DNB or the Bank or any "person" who on the date hereof is a director of officer of DNB or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DNB or the Bank representing 25% or more of the combined voting power of Company's or Bank's then outstanding securities.

  (3)
  during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of DNB or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        The SERP provides that, commencing on January 1, 2019, or as soon as practicable after that date, Mr. Latoff's accrued benefit under the SERP will be paid to him in 15 annual installments. The payments are to be made on those dates whether or not he is still employed by DNB or the Bank as of January 1, 2019. However, no later than January 1, 2018, he may elect in writing to defer receipt of the installment payments and instead receive the benefit in a lump sum or in two to 15 annual installments, commencing as of a date he specifies, provided that no deferred payment can be made earlier than January 1, 2024. If Mr. Latoff dies before January 1, 2019, his beneficiary may elect to receive the benefit beginning on January 1, 2019, or as soon as practicable after that date, in either a single lump sum, or in annual installments over a period of up to 15 years, or in a commercial annuity, but if a valid election is not made by the beneficiary, the payment will be in a single lump sum. All payments will be subject to all applicable Federal, state and local tax withholding requirements, and other charges and assessments imposed by law.

        Payments under the SERP are to be grossed up to compensate Mr. Latoff for any "parachute payment" excise taxes under Section 4999 of the Internal Revenue Code to which he would otherwise be subjected if the payments under the SERP, together with any other payments to him or for his benefit would subject him to those taxes. In addition, DNB will further compensate him for any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise, and whether Federal, state or local) that he will have to pay as a result of this gross up reimbursement or taxes on it. The amount of the gross-up for additional taxes on the parachute payment gross up reimbursement is to be computed on the assumption that he will be subject to each tax at the highest marginal rate. The SERP provides, however, that if another plan or agreement also provides for a reimbursement of these costs or taxes, only one reimbursement will be given to him. The excise tax and the gross-ups shall be computed by a registered public accounting firm selected by the compensation committee.

        DNB may amend the SERP at any time to the extent necessary to comply with any requirement or limitation set forth in Section 409A of the Internal Revenue Code or its regulations, but otherwise DNB may amend it only with the express, written consent of Mr. Latoff or his beneficiary.

 DIRECTOR COMPENSATION TABLE

        The Corporation has compensated its directors for their services and expects to continue this practice. Information relating to the compensation of the Corporation's directors during 2014 is set forth below.

Name	Fees Earned or Paid ($)	Stock awards ($) (3)	Option awards ($) (4)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($) (1) (2)
James R. Biery	26,900	99	—	—	—	26,999
Thomas A. Fillippo	25,400	4,342	2,412	1,905	—	34,059
Gerard F. Griesser	24,800	4,342	2,412	2,480	—	34,034
William J. Hieb (2)	—	—	—	—	—	—
Mildred C. Joyner	26,300	4,342	2,412	1,315	—	34,369
James J. Koegel	33,400	4,342	2,412	3,340	—	43,494
William S. Latoff (2)	—	—	—	—	—	—
James H. Thornton	36,100	4,342	2,412	1,227	—	44,081
(1)
The column disclosing Non-qualified Deferred Compensation Earnings has been omitted from the table because no director earned any compensation during 2014 of a type required to be disclosed in this column. For aggregate numbers of stock awards and option awards outstanding at December 31, 2014, see the following table titled, "Outstanding Equity awards At Fiscal Year End Table—Directors."

(2)
Messrs. Hieb and Latoff received no compensation for their service on the Board of Directors. Compensation paid to each of them as President and Chief Risk & Credit Officer and as Chairman and Chief Executive Officer, respectively, is disclosed in the Executive Compensation—Summary Compensation Table on page 23.

(3)
Stock awards were granted under our Incentive Equity and Deferred Compensation Plan and the accompanying Deferred Compensation Plan for Directors. The amount reported in this column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year indicated in accordance with FASB ASC Topic 718. For a summary of the terms of these plans, see the description on page 33 of this Proxy.

(4)
Stock options reported in the column titled "Option Awards" were granted under the Stock Option Plan as more fully described on page 31 of this Proxy and Note 13 of DNB's Form 10-K filed for the period ending December 31, 2014. The amount reported in this column reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year indicated in accordance with FASB ASC Topic 718. Awards are amortized to expense over the vesting period.

        Directors receive periodic fees based on the following schedule:

Annual Fees:
Retainer (all members)	$20,000
Equity Compensation (all members)	—
Committee Chairperson:
Audit Committee	7,000
All Other Committees	5,000
Fee for a Director who Chairs more than one Committee	2,500
Per-Meeting Attendance Fees:
Board meetings (all members)	—
Committee meetings:
On-Site	600
Telephonic	300

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—DIRECTORS

        The following table sets forth information on outstanding options and stock awards held by Directors at December 31, 2014, including the number of shares underlying each stock option as well as the exercise price and the expiration date of each outstanding option.

	Option awards (1)				Stock awards (2)
Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
James R. Biery	—	—	—	—	450	9,720
Thomas A. Fillippo	1,800		6.93	04/23/2017	1,400	30,240
	2,100		10.31	12/12/2018
Gerard F. Griesser	—	—	—	—	1,400	30,240
Mildred C. Joyner	1,800		6.93	04/23/2017	1,400	30,240
	2,100		10.31	12/12/2018
James J. Koegel	1,800		6.93	04/23/2017	1,400	30,240
	2,100		10.31	12/12/2018
James H. Thornton	1,800		6.93	04/23/2017	1,400	30,240
	2,100		10.31	12/12/2018
(1)
The stock options reported in the column titled "Number of Securities Underlying Unexercised Options Exercisable" were granted under the Stock Option Plan as more fully described on page 31 of this Proxy and Note 13 of DNB's Form 10-K filed for the period ending December 31, 2014. Stock options granted by the plan were recorded at the date of award based on the aggregate grant date fair value of the option awards. Awards were amortized to expense over their respective vesting periods. DNB records compensation expense equal to the value of the shares being amortized.

(2)
The stock awards granted to each director were granted under the Corporation's Incentive Equity and Deferred Compensation Plan for Officers and Directors. Mr. Thornton has waived the application of the vesting trigger for such Grants which would cause a vesting of the Grants upon his reaching the age of 70, and has consented and agreed that the vesting term for such grants shall be the earliest to occur of the date of (i) his death, (ii) his termination of service as a member of the Board of Directors on account of his resignation or retirement from the Board of directors or his disability and (iii) on which a change in control (as defined in the Plan and/or the grant agreement) of the Company occurs. For a summary of the terms of the Plan, see the description on page 32 of this Proxy.

Stock Option Plan

        The Corporation's 1995 Stock Option Plan, which was amended and restated for a second time on April 25, 2012 (the "Stock Option Plan"), permits up to 793,368 shares to be issued upon the exercise of incentive and non-qualified stock options ("Stock Options") that the Board of Directors may grant to employees and Directors of the Corporation and the Bank. The Stock Option Plan may be administered by the Board of Directors or a Committee of the Board, and provides for immaculate cashless exercises of Stock Options and permits optionees to elect to have withholding taxes paid in shares of Common Stock. Option exercise prices must be 100% of the fair market value of the shares on the date of option grant and the option exercise period may not exceed 10 years except that, with respect to incentive stock options awarded to persons holding 10% or more of the combined voting power of the Corporation, the option exercise price may not be less than 110% of the fair market value of the shares on the date of option grant and the exercise period may not exceed 5 years. The Stock Option Plan is set to expire on April 25, 2022 to the extent it is not further extended prior to such date.

Incentive Equity and Deferred Compensation Plan

        The Corporation's Incentive Equity and Deferred Compensation Plan (the "Omnibus Plan"), provides for grants of stock appreciation rights ("SARs"), restricted stock ("Restricted Stock") and unrestricted stock ("Unrestricted Stock") (awards of Restricted Stock and Unrestricted Stock are sometimes referred to as "Stock awards"), and provide for employees and directors to periodically elect to defer receipt of compensation from the Corporation ("Deferred Compensation") (these are sometimes referred to below as "awards"). Under the Incentive Equity and Deferred Compensation Plan (in this discussion sometimes referred to as the "Plan"), awards may be granted either alone or in addition to or in tandem with another award. The Board of Directors may amend or terminate the Incentive Equity and Deferred Compensation Plan, except as limited or prohibited by applicable law or regulations.

        The DNB board of directors approved on February 25, 2009, and the shareholders approved on May 5, 2009, an amendment to our Incentive Equity and Deferred Compensation Plan (adopted effective November 24, 2004) to limit the aggregate number of shares of common stock available for issuance under the plan after the effective date of the amendment to 243,101 shares (as that number needs to be adjusted for recapitalizations and other transactions described in the plan). Upon adoption of these amendments, currently applicable NASDAQ rules would permit awards of shares potentially over the next ten years through May 5, 2019, but would require another shareholder approval for awards after May 5, 2019.

        Under the Plan, Unrestricted Stock awards can be granted by the Board with or without conditions and may provide for an immediate or deferred transfer of shares to the participant; and Restricted Stock awards would be subject to such restrictions on transferability and risks of forfeiture as the Board may determine. If the participant terminates employment with the Corporation during the restriction period related to any Restricted Stock award, the shares of Common Stock subject to the restriction would be forfeited; however, the Board would have discretion to waive any restriction or forfeiture condition related to such shares of Common Stock. The Incentive Equity and Deferred Compensation Plan permits Stock awards qualifying as "performance-based compensation" under Section 162(m) of the Code to certain participants that qualify as "covered employees" under Section 162(m) of the Code. However, the Board of Directors does not anticipate granting any Stock awards qualifying as "performance-based compensation" under Section 162(m).

        The Plan permits participants to elect to defer receipt of all or any part of a participant's annual salary, bonus, director's fees, or (subject to Board discretion) Common Stock or cash deliverable pursuant to a Stock Option or an award. Elections as to salary and bonus could only be made annually. The Corporation would establish a special ledger account ("Deferred Compensation Account") on the books of the Corporation for each electing participant. The Corporation may establish one or more trusts to fund deferred compensation obligations under the Incentive Equity and Deferred Compensation Plan. The accounts of multiple participants may be held under a single trust but in such event each account would be separately maintained and segregated from each other account.

        Except in the case of financial hardship, a participant would not receive a distribution, in either a lump sum or in annual installments over a period of up to 10 years as specified by the participant, from his or her Deferred Compensation Account until the earlier of (1) termination of the participant's employment or directorship with the Corporation, or (2) the death or legal incapacitation of the participant, a "change in control" of the Corporation (as finally defined in any Supplemental Equity Compensation Plan as may be adopted). In addition, a director may, subject to certain restrictions, specify an age to receive distributions of the director's Deferred Compensation Account. The Board of Directors would have authority, in its sole discretion, to allow an early distribution from a participant's Deferred Compensation Account in the event of severe financial hardship due to the sudden illness of the participant or a participant's family member, or the loss of the participant's property due to casualty or other extraordinary circumstance.

Deferred Compensation Plans for Officers and Directors

        Under the Omnibus Plan, DNB has also established the Deferred Compensation Plan for Directors of DNB Financial Corporation adopted effective October 1, 2006 (the "Directors Plan") and the DNB Financial Corporation Deferred Compensation Plan adopted effective October 1, 2006 (the "Officers Plan") (individually, a "Plan" and collectively, "Plans").

        The Directors Plan permits a non-employee director of DNB or any of its direct or indirect subsidiaries to defer all or a portion of the compensation payable to the director for his or her services as a member of the board of DNB or a subsidiary and committees thereof. The Officers Plan permits an eligible officer to elect to defer up to fifty percent (50%) of the regular salary otherwise payable to the eligible officer and all or a portion of any annual or other periodic bonus otherwise payable to the eligible officer. The Omnibus Plan contains provisions governing the Directors Plan and the Officers Plan, which are subject to the Omnibus Plan except to the extent they provide otherwise.

        Pursuant to the applicable Plans, DNB will provide eligible officers and non-employee directors the opportunity to enter into agreements for the deferral of a specified percentage of their annual compensation and/or bonus award. The obligations of DNB to pay compensation that is deferred under the Plans, which are called Deferred Compensation Obligations in the registration statement, will be unsecured general obligations of DNB to pay the deferred compensation in the future in accordance with the terms of the applicable Plans, and will rank pari passu with other unsecured and unsubordinated indebtedness of DNB, from time to time outstanding. There is no trading market for the Deferred Compensation Obligations. The Deferred Compensation Obligations are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Any attempt by any person to transfer or assign benefits under any of the Plans will be null and void. The Deferred Compensation Obligations are not convertible into any other security of DNB. The amount of compensation to be deferred by each participating officer or non-employee director, and hence the amount of the Deferred Compensation Obligations owed to each participant and to participants in the aggregate will be determined in accordance with the Plans based on elections to be made in the future by each participant.

        The Plans require that amounts credited to an eligible director's deferred compensation account must be payable no later than the earlier of: (i) the date as of which the director separates from service with DNB, within the meaning of Section 409A of the Code; or (ii) the director's attainment of age 75. The Plans require that amounts credited to an eligible officer's deferred compensation account must be payable no later than the date as of which the officer separates from service with DNB. Subject to these requirements, a participant may designate an earlier distribution date at the time he or she elects to defer compensation. This earlier distribution date may be either (a) the director's or officer's attainment of a specified age or (b) a specified date. A single designation must apply to the entire balance of the participant's deferred compensation account.

        While the Plans permit a participant to change this earlier distribution date from time to time, the new early distribution date a participant selects in any change cannot be less than 12 months after the date the participant makes that change, and the first payment as a result of the new designation cannot be made earlier than five (5) years after the date the first payment would have been made before the participant changed the early distribution date.

        A participant may elect to have distributions made from his or her deferred compensation account in the form of a lump sum, or in annual installments for a period of up to ten (10) years. The first distribution payment is to be made on or about January 15 of the calendar year following the calendar year in which the distribution event occurs.

        Each participant has the right to designate one or more persons as beneficiary to receive the balance of the participant's deferred compensation account on the participant's death. A participant may, from time to time, revoke or change the beneficiary designation by filing a new designation with DNB. The last designation received by DNB in accordance with the applicable Plans will be controlling as long as DNB receives it prior to the participant's death. If no beneficiary designation is in effect at the death of a participant, or if no designated beneficiary survives the participant, the balance of the participant's deferred compensation account will be made to the participant's estate.

        All elections and designations must be made in accordance with the terms of the respective Plans.

        The Plans permit the board of directors or administering committee to authorize distribution of all or a portion of a participant's deferred compensation account in advance of the elected deferral date upon request of the participant if the board of directors or administering committee determines that the participant has experienced an unforeseeable emergency, within the meaning of Section 409A of the Internal Revenue Code.

Retirement Plans

Pension Plan

        The Corporation does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Pension Plan") covering all employees of the Bank, including officers, who have been employed by the Bank for 1 year and have attained 21 years of age. The Pension Plan provides pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average monthly base salary, multiplied by their years of accredited service. The accrued benefit is based on the monthly average of their highest 5 consecutive years of their last 10 years of service.

        Effective December 31, 2003, the Bank amended its Pension Plan so that no participants will earn additional benefits under the Pension Plan after December 31, 2003. As a result of this amendment, no further service or compensation was credited under the Pension Plan after December 31, 2003. The Pension Plan, although frozen, will continue to provide benefit payments and employees can still earn vested credits until retirement, although as of December 31, 2014, there were no participants that were not already 100% vested.

        During 2015, the Bank anticipates making a contribution of $0 to the Pension Plan for the 2014 Plan Year. The benefits listed in the table below are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Pension Plan for their joint lives.

        The following table shows the estimated annual retirement benefit payable pursuant to the Pension Plan of an employee currently 65 years of age, whose highest salary remained unchanged during his last 5 years of employment and whose benefit will be paid for the remainder of his life.

	Amount of Annual Retirement Benefit with Credited Service of:
Average Annual Earnings	10 Years	20 Years	30 Years	40 Years
$ 25,000	$3,750	$7,500	$11,250	$15,000
50,000	7,500	15,000	22,500	30,000
75,000	11,250	22,500	33,750	45,000
100,000	15,000	30,000	45,000	60,000
125,000	18,750	37,500	56,250	75,000
150,000	22,500	45,000	67,500	90,000
175,000	26,250	52,500	78,750	105,000
200,000	30,000	60,000	90,000	120,000

401(k) Retirement Savings and Profit Sharing Plan

        During the fourth quarter of 1994, the Bank adopted a retirement savings plan intended to comply with Section 401(k) of the Internal Revenue Code of 1986. Prior to January 1, 2004, employees became eligible to participate after 6 months of service, and would thereafter participate in the 401(k) plan for any year in which they have been employed by the Bank for at least 501 hours. Effective January 1, 2004, employees were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. Effective July 1, 2005 all employees, with the exception of on-call employees, were eligible to participate in the plan immediately after hire and regardless of the hours they were employed in any year. In general, amounts held in a participant's account are not distributable until the participant terminates employment with the Bank, reaches age 59.5, dies or becomes permanently disabled.

        Participants are permitted to authorize pre-tax savings contributions to a separate trust established under the 401(k) plan, subject to limitations on deductibility of contributions imposed by the Internal Revenue Code. Effective July 1, 2007, the Bank amended the plan to allow after-tax contributions to be made as well. The contributions are subject to the same limitations. The Bank made matching contributions of $.25 for every dollar of deferred salary, up to 6% of each participant's annual compensation from the inception of the plan until December 31, 2008. Effective January 1, 2015, management indicated that it would evaluate discretionary matching contributions each quarter based upon DNB's financial performance. The Corporation's matching contributions to the 401(k) plan for 2014 were $0.

        In 2004, the Bank added a profit-sharing feature to the retirement savings plan under which it began making contributions in 2005 for the 2004 plan year equal to 3% of eligible participants' W-2 wages. Under this feature of the plan, employees are immediately eligible for benefits and will be 100% vested after 3 years of service. In order to be credited with the profit-sharing contribution for any year, an employee must be employed on the last day of the plan year. On January 1, 2005, the Bank adopted a safe harbor provision for the plan which requires a 3% qualified non-elective contribution to be made to any employee with wages in the current year. Vesting in these qualified non-elective contributions is 100% at all times. The amount of this contribution in 2014 was $246,498.

Insurance

        All eligible full-time employees of the Bank are covered as a group by medical insurance, long-term disability, term life and a prescription drug plan. The Bank pays the total cost of the plan for employees with the exception of the medical insurance and the prescription drug plan, in which there is cost sharing and/or a co-payment required by the employees.

 CERTAIN TRANSACTIONS OF MANAGEMENT AND OTHERS WITH THE CORPORATION AND ITS SUBSIDIARIES

        The Bank makes loans to executive officers and directors of the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectability or present any other unfavorable features. Some current directors, nominees for director and executive officers of the Corporation and entities or organizations in which they were executive officers or the equivalent or owners of more than 10% of the equity were customers of and had transactions with or involving the Bank in the ordinary course of business during the fiscal year ended December 31, 2014. None of these transactions involved amounts in excess of 5% of the Corporation's consolidated gross revenues during 2014 or, if applicable, more than 5% of the other entity's consolidated gross revenues for its last full fiscal year (with the exception of the Agreement of Lease between the Bank and Headwaters Associates, as described below), nor was the Corporation indebted to any of the foregoing persons or entities in an aggregate amount in excess of 5% of the Corporation's total consolidated assets at December 31, 2014. Additional transactions with such persons and entities may be expected to take place in the ordinary course of business in the future.

        The Bank leases 12,319 square feet of branch and office space at 2 North Church Street in the central business district of West Chester, Pennsylvania pursuant to an Agreement of Lease, dated February 10, 2005, as amended by a First Addendum dated November 15, 2005, a Second Addendum dated May 25, 2006, a Third Addendum dated June 9, 2010 and a Fourth Addendum dated June 30, 2013 (collectively, the "Lease"). The lease is with Headwaters Associates ("Headwaters"), a Pennsylvania general partnership for which William S. Latoff, the Company's Chairman of the Board and Chief Executive Officer, is one of two general partners. The Fourth Addendum served to increase the amount of leased space by 2,888 square feet, and to extend the term of the Lease. Pursuant to the terms of the Lease, the Bank paid Headwaters an aggregate of $265,779 in 2013, and $300,642 in 2014. As a general partner in Headwaters, Mr. Latoff received $132,889 and $150,321 in 2013 and 2014, respectively, as a result of the lease. Rent is subject to increase annually as set forth in the Lease. The Lease expires on June 30, 2023 unless extended or sooner terminated. Due to the personal interest of Mr. Latoff, the Audit Committee and its Chairman, an independent lease evaluation was performed in 2005 comparing and contrasting this site to other sites then-currently available as well as those proposed to be constructed within 12 to 18 months thereafter. The conclusion of that evaluation was that 2 North Church Street is superior to those other opportunities as to availability, location and price. The Audit Committee reached the conclusion that the proposed terms and conditions of the lease were more favorable to the Bank than would otherwise be available in the marketplace and that the site and its availability were also superior.

        There are no material pending legal proceedings to which any director, officer or affiliate of the Corporation, or any owner of record or beneficially of more than 5% of any class of voting securities of the Corporation, or any "associate" (as defined in SEC Rule 14a-1) of any director, officer or affiliate of the Corporation or 5% security holder is a party adverse to the Corporation or any of its subsidiaries.

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        A proposal will be presented at the annual meeting to ratify the appointment by the Board of Directors, on February 25, 2015, of BDO USA, LLP ("BDO") as the Corporation's independent registered public accounting firm for 2015. ParenteBeard LLC ("ParenteBeard") served as the Corporation's independent registered public accounting firm in 2012 and was the Corporation's independent registered public accounting firm through June 26, 2013 and BDO became the Corporation's independent registered public accounting firm beginning on June 26, 2013. Please see the discussion below regarding Changes in the Corporation's Registered Public Accountant Firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

        The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2014 and December 31, 2013 by the Corporation's independent registered public accounting firms.

	December 31
	2014		2013
Audit Fees	$135,960		$122,364
Audit-Related Fees	—	(a)	—	(a)
Tax Fees	22,832	(b)	19,915	(b)
All Other Fees	—	(c)	2,145	(c)

	$158,792		$144,424
  (a)
  Includes fees for services reasonably performed by the Corporation's independent registered public accounting firm for services such as statutory and regulatory reports and filings.

  (b)
  Includes fees for services related to tax compliance and tax planning.

  (c)
  All other fees including XBRL services.

        The Corporation's Audit Committee has adopted a policy requiring that, before the Corporation's independent registered public accounting firm is engaged by the Corporation or any of its subsidiaries to render audit or non-audit services, the engagement must be approved by the Corporation's Audit Committee. All audit and non-audit services performed by BDO and ParenteBeard in 2014 and 2013 were approved by the Audit Committee.

        During the Corporation's fiscal years ending December 31, 2014 and 2013, the Corporation's independent registered public accounting firms, BDO and ParenteBeard did not perform any services other than the audit of the registrant's annual financial statements (including the services identified in footnote (a) and (b) to the table above) and review of financial statements included in the registrant's Form 10-Q reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or the foregoing engagements for those fiscal years. BDO has advised the Corporation that none of the hours expended on the audit engagement during the Corporation's fiscal year ending December 31, 2014 were attributed to work performed by persons other than full-time, permanent employees of their respective companies.

        Representatives of BDO will be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions presented at the meeting.

        In the event the selection of BDO is not ratified by the affirmative vote of a majority of the shares of common stock represented at the annual meeting, the appointment of the Corporation's independent registered public accounting firm will be reconsidered by the Audit Committee and the Board.

        On June 26, 2013, DNB dismissed ParenteBeard as the principal accountants for DNB. The decision to change DNB's principal accountants was recommended by the Audit Committee (the "Audit

Committee") of DNB's Board of Directors (the "Board") and subsequently approved by the Board. Concurrently therewith, the Audit Committee recommended, and the Board approved, the accounting firm of BDO as its new principal accountants for the year ending December 31, 2013.

        The audit reports of ParenteBeard on the consolidated financial statements of DNB Financial Corporation and subsidiaries as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's two most recently completed fiscal years and through the date of the Company's engagement of BDO, there were no disagreements or reportable events, as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter thereof in connection with its report.

        During the Company's two most recently completed fiscal years and through the date of the Company's engagement of BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or reportable event, as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

        DNB requested and received from ParenteBeard a letter, dated June 27, 2013 addressed to the Securities and Exchange Commission (the "Commission") stating whether or not ParenteBeard agrees with the above statements. A copy of the letter, dated June 27, 2013, was filed as Exhibit 99.1 (which was incorporated by reference therein) to the Current Report on Form 8-K filed July 2, 2013.

        DNB provided a copy of the disclosure in its Current Report on Form 8-K relating to the change in accounting firms to ParenteBeard, and also this proxy statement, and offered it the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. ParenteBeard advised DNB that it did not intend to furnish such a letter to the commission.

        Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the ratification of BDO USA, LLP as the independent registered public accounting firm of the Corporation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION.

Audit Committee and Audit Committee Report

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in this section of the Proxy Statement regarding the Audit Committee and the Report of the Audit Committee shall not be deemed incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of four directors and operates under a written charter approved by the Audit Committee and the Corporation's Board of Directors. The duties of the Audit Committee are summarized in this proxy statement under "Information about the Board of Directors" on page 12 and are more fully described in the Audit Committee Charter that can be found at http://investors.dnbfirst.com. Management is responsible for the Corporation's internal controls and the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Corporation's independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee's responsibilities include monitoring and overseeing these processes.

        In this context, the Audit Committee reviewed and discussed the Corporation's audited consolidated financial statements for the year ended December 31, 2014 (the "Audited Financial Statements") with management and the Corporation's independent registered public accounting firm for 2014, BDO USA, LLP (the "Auditor"). The Audit Committee also discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and both the Auditor and DNB's independent registered public accounting firm directly provide reports on significant matters to the Audit Committee.

        The Audit Committee has received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with the Auditor its independence from the Corporation. The Audit Committee also considered whether the provision of non-audit services by the Auditor was compatible with maintaining the independent registered public accounting firm's independence.

        The Audit Committee has discussed with management and the Auditor such other matters and received such assurances from them as the Audit Committee deemed appropriate.

        Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended that the Board of Directors include the Audited Financial Statements in the Corporation's Annual Report to shareholders for the year ended December 31, 2014.

        In addition, the Audit Committee recommended that the Board of Directors appoint BDO USA, LLP as the Corporation's independent registered public accounting firm for 2015, subject to ratification by the Corporation's shareholders.

Respectfully Submitted,
THE AUDIT COMMITTEE James H. Thornton, Chairman James R. Biery Mildred C. Joyner James J. Koegel

Annual Report to Shareholders

        A copy of our 2014 Annual Report to Shareholders and Form 10-K have been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the annual meeting. The 2014 Annual Report to Shareholders and Form 10-K are not incorporated into this proxy statement and are not considered proxy solicitation material.

Transaction of Other Business

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2015 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

        Whether or not you intend to be present at this annual meeting, you are urged to return your proxy promptly. If you are present at this annual meeting and wish to vote your shares in person, your proxy may be revoked upon request.

        A COPY OF THE CORPORATION'S FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2014 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD ON THE RECORD DATE UPON WRITTEN REQUEST TO GERALD F. SOPP, DNB FINANCIAL CORPORATION, 4 BRANDYWINE AVENUE, DOWNINGTOWN, PA 19335-0904 OR BY GOING TO HTTP://WWW.CFPPROXY.COM/4405 OR BY CONTACTING MR. SOPP AT 484-359-3138 OR GSOPP@DNBFIRST.COM.

BY ORDER OF THE BOARD OF DIRECTORS,

Gerald F. Sopp, Corporate Secretary

Downingtown, Pennsylvania
March 20, 2015

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY ALSO VOTE BY TELEPHONE OR ELECTRONICALLY VIA THE INTERNET.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X DNB Financial Corporation 020F6A 3 2 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 3. For Against Abstain 2. An advisory (non-binding) “say on pay” resolution to approve executive officer compensation. For Against Abstain 3. To ratify the appointment of BDO USA, LLP as the registered public accounting firm for the fiscal year ending December 31, 2015. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - James R. Biery 02 - Thomas A. Fillippo 03 - James J. Koegel 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on April 22, 2015. Vote by Internet • Go to www.investorvote.com/DNBF • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2015 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting – Wednesday, April 22, 2015 Peter R. Barsz, A. Joseph Rubino and Charles E. Swope, Jr. or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of DNB Financial Corporation to be held on Wednesday, April 22, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — DNB Financial Corporation 2015 Annual Meeting of Shareholders 2015 Annual Meeting of DNB Financial Corporation Shareholders Wednesday, April 22, 2015 10:00 a.m. Local Time Downingtown Country Club 85 Country Club Drive, Downingtown, PA 19335 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q